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                                                                 Exhibit 10.13.3

                              AMENDMENT AGREEMENT


          This Amendment Agreement (this "Amendment") dated as of September 24, 1993, between Rohr, Inc., a Delaware corporation ("Rohr"), State Street Bank and Trust Company of California, National Association, a national banking association, and W. Jeffrey Kramer, not in an individual capacity but solely as owner trustees (State Street Bank and Trust Company of California and W. Jeffrey Kramer are collectively referred to as the "Trustees"), and General Electric Capital Corporation ("GE Capital").

                                  WITNESSETH:

          WHEREAS, Rohr is a party to a Sublease Agreement, dated as of September 14, 1992, with the Trustees, as owner trustees under that certain Trust Agreement for the benefit of GE Capital;

          WHEREAS, such Sublease Agreement was amended by that certain Waiver and Modification Agreement, dated as of July 9, 1993 (such Sublease Agreement, as so amended, the "GE Capital Sublease"); and

          WHEREAS, Rohr has requested that a financial covenant incorporated into the GE Capital Sublease be modified;

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment to GE Capital Sublease.    Section XVII (j) of the GE
          -----------------------------------
          Capital Sublease is amended in its entirety to read as follows:

          (j) The provisions of Sections 5.01(c), 5.01(d) and 5.02(a) of the Credit Agreement, dated as of April 26, 1989, among Sublessee, the Lenders parties thereto and Citibank, N.A., as agent, as in effect on September 24, 1993 (after giving effect to the Sixth Amendment thereto dated as of such date), together with all relevant definitions pertaining to such Sections, are incorporated herein by reference.

     2.   Jury Trial Waiver  EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY
          -----------------
          WAIVES THEIR RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS

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          AMENDMENT, ANY DEALINGS AMONG ANY OF THEM RELATING TO THE SUBJECT
          MATTER HEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT. IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     3.   Direction to Trustees  GE Capital hereby joins in this Amendment to
          -----------------------
          acknowledge its consent to the terms and provisions hereof and to direct the Trustees to enter into this Amendment and any other agreements, instruments and documents to be executed in connection herewith in their capacity as owner trustees.

     4.   Expenses  Rohr agrees to pay all reasonable costs and expenses of the
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          Trustees and GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment and any other agreements, instruments and documents executed in connection herewith.

     5.   Further Assurances  Each of the parties hereto agrees that at any time
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          it shall execute and deliver all further instruments and documents, and take all further action, in order to effectuate or otherwise document the transactions contemplated hereby or otherwise implement the intention of the parties under this Amendment, as any of the parties hereto and their successors and assigns reasonably may request.

     6.   Further Modifications  NO VARIATION OR MODIFICATION OF THIS AMENDMENT
          ---------------------
          OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF EACH OF THE PARTIES HERETO.

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     7.   Multiple Counterparts  This Agreement may be executed in two or more
          ---------------------
          counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Rohr, Inc.                               State Street Bank and Trust Company of
                                         California, National Association, not
                                         in its individual capacity but solely
By: /s/ R. M. Miller                     as Corporate Trustee
    --------------------------------
Name:  Ronald M. Miller
Title:    Vice President & Treasurer     By: /s/ W. Jeffrey Kramer
                                             ----------------------------------
                                         Name: W. Jeffrey Kramer
                                         Title:  Assistant Vice President


                                         /s/ W. Jeffrey Kramer
                                         --------------------------------------
                                         w. Jeffrey Kramer
                                         not in his individual capacity, but
                                         solely in his capacity as Individual
                                         Trustee

                                         General Electric Capital Corporation


                                         By: /s/ Timothy R. Brewer
                                             ----------------------------------
                                         Name: Timothy R. Brewer
                                         Title: Manager - Field Operations

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